Ivy Funds

Supplement dated June 8, 2016 to the

Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund Prospectus

dated January 29, 2016

and as supplemented March 2, 2016 and March 30, 2016

The following replaces the second sentence of the first paragraph of the “Fees and Expenses” section for Ivy Apollo Strategic Income Fund and for Ivy Apollo Multi-Asset Income Fund on pages 3 and 11, respectively:

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds.

The following is inserted as a new paragraph following the final bullet point of the “Portfolio Managers” section for Ivy Apollo Multi-Asset Income Fund on page 18:

Effective September 1, 2016, Mr. Pauley will no longer serve as a manager of the Fund. At that time, Lisa L. Kaufman, Portfolio Manager of LaSalle, will become a co-manager of the Fund.

The following is inserted following the final sentence of the seventh paragraph of the “The Management of the Funds — Portfolio Management — Ivy Apollo Multi-Asset Income Fund” section on page 41:

Effective September 1, 2016, Mr. Pauley will no longer serve as a manager of the Fund. At that time, Lisa L. Kaufman will become a co-manager of the Fund. Biographical information for Ms. Kaufman is listed below.

The following is inserted as a new paragraph following the second full paragraph of the “The Management of the Funds — Portfolio Management — Ivy Apollo Multi-Asset Income Fund” section on page 42:

Lisa L. Kaufman is a Managing Director of LaSalle. She is a North America Deputy Portfolio Manager and Senior Analyst. In her current role, she is responsible for research coverage and security analysis of approximately one-third of the U.S. REIT industry including the regional mall, shopping center, net lease and industrial companies. Effective September 1, 2016, Ms. Kaufman’s responsibilities will include managing separate account portfolios of public North American property companies and the North American portion of LaSalle’s global securities portfolio accounts. Ms. Kaufman received an MBA in Finance from Columbia Business School and an AB in Urban Studies and Political Science from Brown University. She joined LaSalle in 1994.

The following replaces the first sentence of the first bullet point of the “Your Account — Choosing a Share Class — Sales Charge Reductions — Lower sales charges on the purchase of Class A shares are available by:” section on page 43:

Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds with (i) the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see Account Grouping below) and (ii) the NAV of any class of shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program through Waddell & Reed.

The following replaces the third sentence of the second bullet point of the “Your Account — Choosing a Share Class — Sales Charge Reductions — Lower sales charges on the purchase of Class A shares are available by:” section on page 43:

In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any MAP or SPA program through Waddell & Reed, will be included.

The following replaces the second sentence of the first full bullet point of the “Your Account — Choosing a Share Class — Sales Charge Reductions — Lower sales charges on the purchase of Class A shares are available by:” section on page 44:

For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, with your shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any MAP or SPA program through Waddell & Reed, or in accounts of household members of your immediate family (spouse and children under 21).

The following is inserted as a new bullet point following the final bullet point of the “Your Account — Choosing a Share Class — Class I Shares” section on page 47:

■	clients investing via any MAP or SPA program available through Waddell & Reed

Supplement	Prospectus	1

The following is inserted as a new paragraph following the final paragraph of the “Your Account — Exchange Privileges — Converting Shares” section on page 57:

Automatic Conversions: If you hold Class A shares in any MAP or SPA program account, your Class A shares will automatically be converted to Class I shares of the same Fund. In addition, if you hold Class I shares in any MAP or SPA program account, and decide to terminate your participation in that MAP or SPA program, your Class I shares may be automatically converted to Class A shares of the same Fund. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class I to Class A shares.

2	Prospectus	Supplement